EXHIBIT 10.11.4 QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION CHANGE IN CONTROL AGREEMENT RENEWAL AND EXTENSION ACKNOWLEDGMENT BETWEEN QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION AND ROBERT C. TEELING DATED JULY 1, 1998.



                QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                          CHANGE IN CONTROL AGREEMENT
                      RENEWAL AND EXTENSION ACKNOWLEDGMENT



Name of Participant:    Robert C. Teeling
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The undersigned participant does hereby acknowledge that, at their regularly scheduled meeting on June 25, 1998, the Board of Directors of Quaker City Federal Savings and Loan Association acted to renew and extend the Quaker City Federal Savings and Loan Association Change in Control Agreement with the undersigned participant to a full twenty-four (24) month term, until June 30, 2000.


Dated this 1st day of July, A.D., 1998.



                                       QUAKER CITY FEDERAL SAVINGS AND LOAN
                                       ASSOCIATION


/s/ Robert C. Teeling                  By: /s/ Frederic R. McGill
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Participant                               President